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                                                                   Exhibit 10.62

             COMPENSATION OF NAMED EXECUTIVE OFFICERS OF THE COMPANY

As of March 15, 2005, the following represents the compensation of the Company's named executive officers:



                                                              2005 COMPENSATION
------------------------------------------------------------------------------------------------------------
                                                               SHARES UNDERLYING       SHARES UNDERLYING
NAMED                                       ANNUAL SALARY       RESTRICTED STOCK     STOCK OPTIONS GRANTED
EXECUTIVE OFFICER                                             GRANTED IN 2005 (1)          IN 2005(2)
------------------------------------------------------------------------------------------------------------
Kevin Rakin
     President and Chief Executive             $349,400            35,000 (3)             135,000(4)
     Officer
------------------------------------------------------------------------------------------------------------
Gerald F. Vovis, Ph.D.
    Executive Vice President and Chief
    Technology Officer                         $230,000            20,000 (5)              60,000(6)
------------------------------------------------------------------------------------------------------------
Richard S. Judson, Ph.D.
    Senior Vice President and                  $220,000            25,000 (7)              85,000(8)
     Chief Scientific Officer
------------------------------------------------------------------------------------------------------------
Ben D. Kaplan
    Senior Vice President, Chief               $220,000            25,000 (9)              60,000(10)
    Financial Officer and Secretary
------------------------------------------------------------------------------------------------------------
Carl Balezentis, Ph.D.
    Senior Vice President and                  $157,500           25,000 (11)              60,000(12)
    President of Lark Technologies, Inc.

------------------------------------------------------------------------------------------------------------

(1) Each of the restricted stock grants listed above were granted pursuant to the Company's 2000 Amended and Restated Equity Incentive Plan, as amended, and vests on February 17, 2006.

(2) Each of the stock options listed above were issued pursuant to the Company's 2000 Amended and Restated Equity Incentive Plan, as amended, has an exercise price of $2.20 per share and vests quarterly over four years.

(3) Mr. Rakin's restricted stock was granted in accordance with the terms of that certain Restricted Stock Agreement that he entered into with the Company on January 7, 2005.

(4) Mr. Rakin's stock options were granted in accordance with the terms of that certain Incentive Stock Option Agreement that he entered into with the Company on January 7, 2005, a form of which is filed as an exhibit to the Company's Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission ("SEC") on November 15, 2004.

(5) Dr. Vovis's restricted stock was granted in accordance with the terms of that certain

                                                                   Exhibit 10.62

Restricted Stock Agreement that he entered into with the Company on January 7, 2005.

(6) Dr. Vovis's stock options were granted in accordance with the terms of that certain Incentive Stock Option Agreement that he entered into with the Company on January 7, 2005, a form of which is filed as an exhibit to the Company's Quarterly Report on Form 10-Q as filed with the SEC on November 15, 2004.

(7) Dr. Judson's restricted stock was granted in accordance with the terms of that certain Restricted Stock Agreement that he entered into with the Company on January 7, 2005.

(8) Dr. Judson's stock options were granted in accordance with the terms of that certain Incentive Stock Option Agreement that he entered into with the Company on January 7, 2005, a form of which is filed as an exhibit to the Company's Quarterly Report on Form 10-Q as filed with the SEC on November 15, 2004.

(9) Mr. Kaplan's restricted stock was granted in accordance with the terms of that certain Restricted Stock Agreement that he entered into with the Company on January 7, 2005.

(10) Mr. Kaplan's stock options were granted in accordance with the terms of that certain Incentive Stock Option Agreement that he entered into with the Company on January 7, 2005, a form of which is filed as an exhibit to the Company's Quarterly Report on Form 10-Q as filed with the SEC on November 15, 2004.

(11) Dr. Balezentis's restricted stock was granted in accordance with the terms of that certain Restricted Stock Agreement that he entered into with the Company on January 7, 2005.

(12) Dr. Balezentis's stock options were granted in accordance with the terms of that certain Incentive Stock Option Agreement that he entered into with the Company on January 7, 2005, a form of which is filed as an exhibit to the Company's Quarterly Report on Form 10-Q as filed with the SEC on November 15, 2004.